Note 7 - Long-term Debt and Note Payable to Bank (Tables)	12 Months Ended
Oct. 31, 2017
Notes Tables
Schedule of Debt [Table Text Block]
	October 31,
	2017	2016
Virginia Real Estate Loan ($6.5 million original principal) payable in monthly installments of $31,812, including interest (at 3.95%), with final payment of $3,644,211 due May 1, 2024	$4,960,738	$5,165,785
North Carolina Real Estate Loan ($2.24 million original principal) payable in monthly installments of $10,963, including interest (at 3.95%), with final payment of $1,255,850 due May 1, 2024	1,709,595	1,780,209
Total long-term debt	6,670,333	6,945,994
Less current installments	250,726	294,214
Long-term debt, excluding current installments	$6,419,607	$6,651,780